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                        SECURTIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          November 26, 1996
                                                  ------------------------------


                    CardioDynamics International Corporation
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             (Exact name of registrant as specified in its charter)


     California                    0-11868                  95-3533362
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)



6155 Cornerstone Court East, Suite 125, San Diego, California         92121
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     (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (619) 535-0202
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                                       n/a
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On November 26, 1996 CardioDynamics International Corporation received 510(k) marketing clearance from the FDA for its key product, the BioZ-TM- non-invasive hemodynamic monitoring system. The company will begin marketing the product immediately.

The BioZ System, which can be used as an alternative to the invasive right heart catheter, is a digital signal processor-based noninvasive hemodynamic monitoring system utilizing the company's patented thoracic electrical bioimpedance (TEB) technology.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARDIODYNAMICS INTERNATIONAL
                                   CORPORATION

                                   By:  /s/ Richard E. Otto
                                        -------------------------
                                        Richard E. Otto, Chief Executive Officer

Date: December 5, 1996